                                                                  EXHIBIT 10.3.C

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of June 30, 1999, is entered into by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank, and as agent for itself and the Banks (in such capacity, the "Agent"), and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

                                    RECITALS

         A. The Company, the Banks, the Issuing Bank and the Agent are parties to a Credit Agreement dated as of June 30, 1997, as amended by a First Amendment to the Credit Agreement dated as of January 16, 1998, and a Second Amendment to Credit Agreement dated as of June 30, 1998 (as so amended, the "Prior Credit Agreement"). The Prior Credit Agreement, as amended by this Amendment, is herein referred to as the "Credit Agreement".

         B. Pursuant to the Prior Credit Agreement, the Banks have extended and are continuing to extend certain credit facilities to the Company.

         C. The Company has requested that the Banks agree to certain amendments of the Prior Credit Agreement.

         D. The Banks are willing to amend the Prior Credit Agreement, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Prior Credit Agreement.

         2. Amendments to Prior Credit Agreement.

                  (a) Section 1.01 of the Prior Credit Agreement shall be amended by amending and restating the defined term "Aggregate L/C Commitment" in its entirety to read as follows:

                                    "Aggregate L/C Commitment" means the
                           combined L/C Commitments of the Banks, in the initial amount of $50,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

                  (b) Section 1.01 of the Prior Credit Agreement shall be amended by amending and restating the defined term "Applicable Margin" in its entirety to read as follows:

                                    "Applicable Margin" means the per annum
                           rates of interest specified in the chart below:

                                                                              Revolving Commitment
                                                                              --------------------
                                                                     Term       Revolving   Term
                                                                  Commitment     Period    Period

                           Reference Rate Loans                       +0%          +0%      +0%
                           Eurodollar Rate Loans                    +1.000%      +1.000%  +1.000%
                           CD Rate Loans                            +1.125%      +1.125%  +1.125%

                                    Where:

                                             "Revolving Period" means the period
                                    from the Closing Date to the Revolving
                                    Termination Date; and

                                             "Term Period" means the period from
                                    the Revolving Termination Date to the date of the final semi-annual payment under
                                    Section 2.07(b).

                  (c) Section 1.01 of the Prior Credit Agreement shall be amended by amending and restating the defined term "Letter of Credit" in its entirety to read as follows:

                                    "Letter of Credit" means any standby letter
                           of credit Issued by the Issuing Bank pursuant to
                           Article III, which shall include the Existing Letters of Credit.

                  (d) Section 1.01 of the Prior Credit Agreement shall be amended by amending and restating the defined term "Revolving Termination Date" in its entirety to read as follows:

                                    "Revolving Termination Date" means
                           the earlier to occur of:

                                             (a) June 29, 2001; and

                                             (b) The date on which the
                                    Commitments shall terminate in accordance with the provisions of this Agreement.

                                    Subject to clause (b) of this definition,
                           the term "Revolving Termination Date" shall be deemed to refer to any such Revolving Termination Date as extended from time to time pursuant to, and subject to the conditions of, Section 2.15.

                  (e) Section 1.01 of the Prior Credit Agreement shall be amended by deleting the defined term "Retention Letter of Credit" and adding the following defined term in appropriate alphabetical order:

                                    "Third Amendment Effective Date" means the
                           "Effective Date" under and as defined in the Third Amendment to Credit Agreement dated as of June 30, 1999 among the Company, the Banks party thereto, the Issuing Bank and the Agent.

                  (f) Subsection 2.07(b) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                           (b) The Revolving Credit. The Company agrees to repay
                  the principal amount outstanding as of the Revolving Termination Date of the Revolving Loans in ten equal semi-annual installments (i) beginning on the last Business Day in December, 2001 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)), and (ii) thereafter on the last Business Day of June and December of each year thereafter, through and including the last Business Day of June, 2006 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)).

                  (g) Subsection 2.09(b) of the Prior Credit Agreement shall be amended by deleting the amount "0.1875%" in the first sentence and inserting instead the amount "0.20%."

                  (h) Subsection 2.15(a) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                           (a) Not earlier than April 28, 2000 and not later
                  than April 30, 2001 and, if the Revolving Termination Date has previously been extended pursuant to this Section 2.15, not earlier than the April 30 of the year immediately prior to the year in which the Revolving Termination Date then occurs, and not later than the April 30 of the year in which the Revolving Termination Date then occurs, the Company may, at its option, request that all the Banks extend the Revolving Termination Date by one year by means of a letter, addressed to the Agent and each Bank, substantially in the form of Exhibit I; provided, however, that notwithstanding the foregoing, the Revolving Termination Date shall occur on the date that the Commitments terminate pursuant to Section 9.02 or the Revolving Commitments are terminated pursuant to Section 2.05. The Revolving Termination Date shall be extended by one year if all of the Banks consent (in each Bank's sole and absolute discretion) to such extension, such consent to be given by executing and delivering to the Agent, no later than 15 Business Days after its receipt of such letter, a counterpart of such letter; provided, that, if, one or more Banks decline to consent to the extension of the Revolving Termination Date, any Bank's consent to such extension shall be nullified, and the Revolving Termination Date shall not be extended. If any Bank fails to execute and deliver such letter on or before the expiration of the aforesaid 15 Business Day period, such Bank shall be deemed to have declined to consent to extend the Revolving Termination Date, and the Revolving Termination Date shall not be extended.

                  (i) Clause (iii) of subsection 3.01(b) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                           (iii) the expiry date of any requested Letter of
                  Credit is (x) more than one year after the date of issuance, unless the Issuing Bank and the Majority Banks have approved such expiry date in writing, or (y) after the Revolving Termination Date, unless all the Banks have approved such expiry date in writing;

                  (j) Clause (v) of subsection 3.01(b) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                           (v) such Letter of Credit is for the purpose of
                  supporting the issuance of any letter of credit by any other Person, or the Issuance of such Letter of Credit shall violate any other applicable policies of the Issuing Bank;

                  (k) Clause (vi) of subsection 3.01(b) of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                           (vi)  Intentionally Omitted.

                  (l) Section 3.02 of the Prior Credit Agreement shall be amended by (i) deleting the parenthetical proviso at the end of clause (ii) of subsection (a) thereof; and (ii) deleting the parenthetical "(other than a Retention Letter of Credit)" in each case where it appears in subsection (f) thereof.

                  (m) Section 3.07 of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                           3.07 Cash Collateral Pledge. Upon the request of the
                  Agent, if (i) the Issuing Bank has honored any full or partial drawing request on any Letter of Credit, or (ii) as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, the Company shall immediately pay over, pledge and deliver, pursuant to a security agreement in form and substance acceptable to the Agent, cash in an amount equal to the maximum amount available for drawing under any outstanding Letters of Credit, to the Agent for the benefit of the Banks as collateral.

                  (n) The first sentence of Section 3.08 of the Prior Credit Agreement shall be amended and restated in its entirety to read as follows:

                           The Company shall pay to the Agent for the benefit of
                  the Banks letter of credit fees equal to (i) 1.00% per annum, in each case of the face amount of outstanding financial Letters of Credit, and (ii) 0.875% per annum, in each case of the face amount of outstanding performance Letters of Credit.

                  (o) Subsections 6.11(c), 8.06(b) and 8.18(b) of the Prior Credit Agreement shall each be amended by deleting the words "Closing Date" and inserting instead the words "Third Amendment Effective Date."

                  (p) Article VI of the Prior Credit Agreement shall be amended by adding the following Section 6.22 at the end thereof:

                           6.22 Year 2000. The Company has (a) initiated a
                  review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by customers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications and devices containing imbedded computer chips used by the Company or any of its Subsidiaries (or their respective customers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999),
                  (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Company believes that all computer applications and devices containing imbedded computer chips (including those of its and its Subsidiaries' customers and vendors) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (q) Subsections 8.01(i), 8.06(e), 8.18(c) and 8.18(e) of the
Prior Credit Agreement shall each be amended by deleting the amount "$12,000,000" and inserting instead the amount "$25,000,000."

                  (r) Section 8.04 of the Prior Credit Agreement shall be amended by relettering clause (e) to clause (f) and by adding the following new clause (e) after clause (d):

                           (e) investments in the Company's stock pursuant to
                  repurchases thereof permitted under Section 8.09;

                  (s) Section 8.09 of the Prior Credit Agreement shall be amended by (i) deleting the amount "$35,000,000" in clause (c) thereof and inserting instead the amount "$50,000,000;" (ii) deleting the first proviso at the end of Section 8.09; and (iii) deleting the words "and provided, further" from the second proviso at the end of Section 8.09 and inserting instead the word "provided."

                  (t) Schedules 6.11(c) [Leases, Dividends and Letters of Credit], 6.12 [Environmental Matters], 6.18 [Subsidiaries and Equity Investments], 8.04 [Investment Policy], 8.06 [Contingent Obligations] and 8.18 [Indebtedness] shall each be amended and restated in their entirety to read as set forth in such Schedules attached hereto.

         3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                  (a) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by the Company of this Amendment and by the Guarantors of their acknowledgment and consent to this Amendment have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Approvals) in order to be effective and enforceable. Each of the Prior Credit Agreement as amended by this Amendment, the Guaranty and the other Loan Documents to which the Company or any of its Subsidiaries is a party constitutes and continues to constitute the legal, valid and binding obligations of the Company and such Subsidiary party thereto, enforceable against the Company and such Subsidiaries in accordance with their respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of the Company contained in the Prior Credit Agreement, after giving effect to the amendments to certain Schedules as set forth herein, are true and correct and will be true and correct on the Effective Date.

                  (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4. Effective Date. This Amendment will become effective the date first above written (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                  (a) The Agent has received in sufficient number for each Bank, duly executed originals (or, if elected by the Agent, an executed facsimile copy):

                           (i) of this Amendment, executed by the Company and each of the Banks; and

                           (ii) of the Guarantors' Acknowledgment and Consent in the form attached hereto, executed by each Guarantor; and

                  (b) The Agent has received from the Company and each Guarantor a copy of a resolution passed by the board of directors (or similar governing body) of each such Person or its general partner, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment or the Guarantors' Acknowledgment and Consent, as applicable.

         5. Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute similar amendments under the same or similar circumstances in the future.

         6. Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is one of the Loan Documents.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by delivery of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company or any Guarantor shall bind such Bank, the Company, or such Guarantor, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                  (e) This Amendment, together with the Prior Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Prior Credit Agreement, respectively.

                  (g) Each of the provisions set forth in Article XI of the Prior Credit Agreement is incorporated herein by this reference and made applicable to this Amendment.

                  (h) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                              GRANITE CONSTRUCTION
                              INCORPORATED

                              By:       /s/  William E. Barton
                              Title: ------------------------------------
                                     William E. Barton
                                     ------------------------------------
                                     Sr. Vice President

                              By:        /s/  R.C. Allbritton
                              Title: ------------------------------------
                                     R.C. Allbritton
                                     ------------------------------------
                                     Vice President

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent

                              By:
                                 ----------------------------------------
                              Title: Managing Director
                                    -------------------------------------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as a Bank
                              and as Issuing Bank

                              By:
                                 ----------------------------------------
                              Title: Managing Director
                                    -------------------------------------

                              BANQUE NATIONALE DE PARIS

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

                  (g) Each of the provisions set forth in Article XI of the Prior Credit Agreement is incorporated herein by this reference and made applicable to this Amendment.

                  (h) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                              GRANITE CONSTRUCTION
                              INCORPORATED

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent

                              By:      /s/  signature
                                 ----------------------------------------
                              Title: Managing Director
                                    -------------------------------------

                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, as a Bank
                               and as Issuing Bank

                               By:       /s/  signature
                                  ---------------------------------------
                               Title: Managing Director
                                     ------------------------------------

                               BANQUE NATIONALE DE PARIS

                               By:
                                  ---------------------------------------
                               Title:
                                     ------------------------------------

                               By:
                                  ---------------------------------------
                               Title:
                                     ------------------------------------

                  (g) Each of the provisions set forth in Article XI of the Prior Credit Agreement is incorporated herein by this reference and made applicable to this Amendment.

                  (h) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                              GRANITE CONSTRUCTION
                              INCORPORATED

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent

                              By:
                                 ----------------------------------------
                              Title:
                                    -------------------------------------

                               BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION, as a Bank
                               and as Issuing Bank

                               By:
                                  ---------------------------------------
                               Title:
                                     ------------------------------------

                               BANQUE NATIONALE DE PARIS

                               By:     /s/ Debra Wright
                                  ---------------------------------------
                               Title:  Debra Wright
                                     ------------------------------------
                                       Vice President

                               By:     /s/ Katherine Wolfe
                                  ---------------------------------------
                               Title:  Katherine Wolfe
                                     ------------------------------------
                                       Vice President

                                UNION BANK OF CALIFORNIA, N.A.

                                By:        /s/  signature
                                  ---------------------------------------
                                Title:        Vice President
                                      -----------------------------------

                     GUARANTORS' ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned Guarantors hereby acknowledges the foregoing Third Amendment to Credit Agreement (the "Amendment"), consents (without implying the need for any such acknowledgment or consent) to its terms, and represents and warrants to the Agent and the Banks that, both before and after giving effect to the Amendment, its Guaranty remains in full force and effect as an enforceable obligation of the Guarantor, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affected the enforceability of creditor rights. Each Guarantor further represents that the execution, delivery and performance by such Guarantor of this Acknowledgment and Consent have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Approvals) in order to be effective and enforceable. Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to the Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings defined in the Credit Agreement (as defined in the Amendment).

         IN WITNESS WHEREOF, each Guarantor has executed this Acknowledgment and Consent by its duly authorized officers as of this 30th day of June, 1999.

GRANITE CONSTRUCTION COMPANY                DESERT AGGREGATES, INC.

By:       /s/  William E. Barton            By:      /s/  David J. Brunton
   --------------------------------            ---------------------------------
Name: William E. Barton                     Name: David J. Brunton
     ------------------------------              -------------------------------
Title: Senior Vice President & CFO          Title: CFO & Assistant Secretary
      -----------------------------               ------------------------------

By:      /s/  R.C. Allbritton               By:      /s/  Kathleen Kenan
   --------------------------------            ---------------------------------
Name: R.C. Allbritton                       Name: Kathleen Kenan
     ------------------------------              -------------------------------
Title: Vice President and Treasurer         Title: Assistant Secretary
      -----------------------------               ------------------------------

GRANITE SR91 CORPORATION                    GG&R, INC.

By:      /s/  David H. Watts                By:      /s/  David H. Watts
   --------------------------------            ---------------------------------
Name: David H. Watts                        Name: David H. Watts
     ------------------------------              -------------------------------
Title: President & CEO                      Title: President & CEO
      -----------------------------               ------------------------------

By:      /s/  William E. Barton             By:       /s/  William E. Barton
   --------------------------------            ---------------------------------
Name: William E. Barton                     Name: William E. Barton
     ------------------------------              -------------------------------
Title:  Senior Vice President & CFO         Title:  Senior Vice President & CFO
      -----------------------------               ------------------------------

WILCOTT CORPORATION                 INTERMOUNTMN SLURRY SEAL, INC.

By:      /s/  David H. Watts        By:       /s/  David J. Brunton
   -----------------------------       -----------------------------------
Name: David H. Watts                Name: David J. Brunton
     ---------------------------         ---------------------------------
Title:  President and CEO           Title: CFO & Assistant Secretary
      --------------------------          --------------------------------

By:     /s/  William E. Barton      By:       /s/  Kathleen Kenan
   -----------------------------       -----------------------------------
Name: William E. Barton             Name: Kathleen Kenan
     ---------------------------         ---------------------------------
Title: Vice President and CFO       Title: Assistant Secretary
      --------------------------          --------------------------------

BEAR RIVER CONTRACTORS              GILC, L.P.
                                    By: GILC, INCORPORATED, sole general partner

By:     /s/  David J. Brunton       By:      /s/ William E. Barton
   -----------------------------       -----------------------------------
Name: David J. Brunton              Name: William E. Barton
     ---------------------------         ---------------------------------
Title: Chief Financial Officer      Title: President and CEO
      --------------------------          --------------------------------

By:      /s/  Kathleen Kenan        By:     /s/  R.C. Allbritton
   -----------------------------       -----------------------------------
Name: Kathleen Kenan                Name: R.C. Allbritton
     ---------------------------         ---------------------------------
Title: Assistant Secretary          Title: Vice President and CFO
      --------------------------          --------------------------------

POZZOLAN PRODUCTS COMPANY           GRANITE SR9l, L.P.
(P.P.C.)                            By: GRANITE SR91 CORPORATION, sole general
                                        partner

By:      /s/  David J. Brunton      By:      /s/  David H. Watts
   -----------------------------       -----------------------------------
Name: David J. Brunton              Name: David H. Watts
     ---------------------------         ---------------------------------
Title: CFO and Assistant Secretary  Title:  President and CEO
      --------------------------          --------------------------------

By:      /s/  Kathleen Kenan        By:      /s/  William E. Barton
   -----------------------------       -----------------------------------
Name: Kathleen Kenan                Name: William E. Barton
     ---------------------------         ---------------------------------
Title: Assistant Secretary          Title: Vice President and CFO
      --------------------------          --------------------------------

GILC INCORPORATED                   GTC, INC

By:      /s/  William E. Barton     By:       /s/  William E. Barton
   -----------------------------       -----------------------------------
Name: William E. Barton             Name: William E. Barton
     ---------------------------         ---------------------------------
Title: President & CEO              Title: President & Treasurer
      --------------------------          --------------------------------

By:      /s/  R.C. Allbritton       By:      /s/  R.C. Allbritton
   -----------------------------       -----------------------------------
Name: R.C. Allbritton               Name: R.C. Allbritton
     ---------------------------         ---------------------------------
Title: Vice President & CFO         Title:  Vice President & Assistant Secretary
      --------------------------          --------------------------------

Incorporated:  1/24/90 - Delaware             GRANITE CONSTRUCTION INCORPORATED             EIN: 77-0239383
                                               (and wholly-owned subsidiaries)
                                          P.O. Box 50085, Watsonville, CA 95077-5085

                                           Officers:                                    *W.E. Barton, Sr. V.P. & CFO
Directors:               B.C. Kelly        D.H. Watts, Pres. & CEO                      *+R.C.Allbritton, V.P. & Treas.
D.H. Watts, Chairman     R.A. McDonald     *W.G. Dorey, Exec. V.P. & COO                M. Futch, V.P. & Sect'y
J.J. Barclay             R.E. Miles        *P.M. Costanzo, Sr.V.P. & Mgr. HCD           *G.M. Higdem, V.P. & Asst. HCD Mgr.
R.M. Brooks              G.B. Searle       *M.E. Boitano, Sr. V.P. & Branch Div. Mgr.   *J.H. Roberts, V.P. & Asst. Branch Div. Mgr.

*M.L. Thomas, V.P. & Dir. Human Resources
*D.R. Grazian, Dir. Of Corp. Taxation
*M. McCann-Jenni, Controller
*Assistant Secretary
+Assistant Financial Officer

              GRANITE                          DESERT                             SR91                       GILC INCORPORATED
           CONSTRUCTION                   AGGREGATES, INC.                     CORPORATION                    P.O. Box 50085
              COMPANY                      P.O. Box 11478                    P.O. Box 50085                Watsonville, CA 95077
          P.O. Box 50085                Palm Desert, CA 92255             Watsonville, CA 95077
       Watsonville, CA 95077                                                                                 Equipment Leasing
                                      Material Sales & Property               Heavy/Highway
      Heavy/Highway Const. &                 Development                      Construction                 Incorporated: 5/22/95
          Material Sales                                                                                      EIN: 77-0406448
       Incorporated: 1/4/22             Incorporated: 4/28/93             Incorporated: 6/23/93
                                           EIN: 77-0337518                   EIN: 77-0342750        Director:
         Acquired: 2/5/90                                                                           D.H. Watts, Chairman
                                 Directors:                        Directors:
          EIN: 94-0519552        R. Kremer, Chairman               D.H. Watts, Chairman             Officers:
                                 M.L. Thomas                       P.M. Costanzo                    W.E. Barton, Pres. & CEO
                                 D.J. Brunton                      W.E. Barton                      R.C. Allbritton, V.P. & CFO
                                                                                                    M. Futch, V.P. & Sect'y
Directors:                       Officers:                         Officers:                        *D.R. Grazian, V.P.
D.H. Watts, Chairman             R. Kremer, Chairman, Pres. &      D.H. Watts, Pres. & CEO
J.J. Barclay                         CEO                           P.M. Costanzo, Sr. V.P.
R.M. Brooks                      M.L. Thomas, V.P. & Sect'y        W.E. Barton, Sr. V.P. &
B.C. Kelly                       D.J. Brunton, CFO, Treas. &           CFO
R.A. McDonald                        Asst. Sect'y                  M. Futch, V.P. & Sect'y
R.E. Miles                       K. Kenan, Asst. Sect'y
G.B. Searle
Officers:
D.H. Watts, President & CEO
*W.G. Dorey, Exec. V.P.
*P.M. Costanzo, Sr. V.P.
*M.E. Boitano, Sr. V.P.
*W.E. Barton, Sr. V.P. & CFO
*+R.C. Allbritton, V.P. & Treas.
M Futch, V.P. & Sect'y
*G.M. Higdem, V.P.
*J.H. Roberts, V.P.
*D.R. Grazian, Dir. of Corp. Tax.
*M. McCann-Jenni, Controller
*M. Donnino, Regional Mgr.
*H. Heilbron, Area Mgr.
*K. Smith, HCD Counsel
*Asst. Sect'y
+Asst. Financial Officer


                                   GG&R, INC.
                                 P.O. Box 30429
                            Salt Lake City, UT 84130

                                 Holding Company

                              Incorporated: 1/7/76
                                Acquired: 5/8/95
                                 EIN: 87-0317516


                          Director:
                          D.H. Watts, Chairman

                          Officers:
                          D.H. Watts, President & CEO
                          W.E. Barton, Sr. V.P. & CFO
                          M. Futch, V.P. & Secretary


                             BEAR RIVER CONTRACTORS
                              4130 South 1630 East
                              St. George, UT 84790
                     Heavy/Highway Construction - Non-Union
                             Crusher/Asphalt Plant
             Incorporated: 4/23/82 Acquired: 5/8/95 EIN: 87-0307259

                      Directors:
                      M. Thomas, Chairman
                      D. Brunton & K. Kenan

                      Officers:
                      M.L. Thomas, President & CEO
                      D. Brunton, V.P., Sect'y, CFO & Treas.
                      K. Kenan, Asst.  Secretary
                      S. Gogol, Asst. Secretary

    INTERMOUNTAIN SLURRY SEAL, INC.             POZZOLAN PRODUCTS COMPANY (PPC)
      100 North Warm Springs Road                      dba GARCO TESTING
        Salt Lake City, UT 84130                      532 West 3560 South
    Highway Construction - Non Union                Salt Lake City, UT 84115
      Utah and Surrounding States                 Material Testing - Non-Union
         Incorporated: 8/14/48                        Incorporated: 1/2/76
    Acquired: 5/8/95 EIN: 87-0207591            Acquired: 5/8/95 EIN: 87-0332091

Directors                                   Directors:
M. Thomas, Chairman                         M. Thomas, Chairman
D. Brunton & K. Kenan                       D. Brunton & K. Kenan
Officers                                    Officers:
                                            M. Thomas, President & CEO
M. Thomas, President & CEO                  D. Watson, VP, Secretary & General Mgr.
R. Cahoon, V.P., Sect'y & General Mgr.      D. Brunton, Asst. Sect'y, Treas. & CFO
D. Brunton, Asst. Sect'y & CFO              K. Kenan, Asst. Secretary
K. Kenan, Asst. Secretary
S. Gogol, Asst. Secretary
S. Gogol, Asst. Secretary

              GTC, INC.                            WILCOTT                             GRANITE
           P.O. Box 50085                        CORPORATION                        CONSTRUCTION
        Watsonville, CA 95077                   P.O. Box 628                        INTERNATIONAL
                                            Watsonville, CA 95077                  P.O. Box 50085
        Waters Ridge II Ltd.                                                    Watsonville, CA 95077
         Project Development             Heavy/Highway Construction
                                                                                    Heavy/Highway
       Incorporated: 10/28/96               Incorporated: 2/6/81                     Construction
           EIN: 77-0446298                    Acquired: 2/5/90                      non-domestic
                                               EIN: 94-2717069
Director:                                                                       Incorporated: 7/31/97
D.H. Watts, Chairman                Directors:                                     EIN: 77-0466093
                                    D.H. Watts, Chairman
Officers:                           W.G. Dorey                          Directors:
W.E. Barton, Pres. & Treas.         W.E. Barton                         D.H. Watts, Chairman
M. Futch, V.P. & Sect'y                                                 W.E.  Barton
R.C. Allbritton, V.P., Asst.        Officers:                           W.G. Dorey
      Sect'y & Asst. Treas.         D.H. Watts, Pres.  & CEO            P.M. Costanzo
M.F. Donnino, V.P.                  W.G. Dorey, Exec. V.P.
S.D. Wolcott, V.P.                  W.E. Barton, Sr. V.P. &             Officers:
                                        CFO                             D.H. Watts, Pres. & CEO
                                    M. Futch, V.P. & Sect'y             *W.G. Dorey, Exec. V.P.
                                                                        *P.M. Costanzo, Sr. V.P.
                                                                        *M.E. Boitano,  Sr. V.P.
                                                                        *W.E. Barton, Sr. V.P. & CFO
                                                                        *R.C. Allbritton, V.P. & Treas.
                                                                        M. Futch, V.P. & Sect'y
                                                                        *G.M. Higdem, V.P.
                                                                        *D.R. Grazian, Dir. of Corp. Tax

                                                                        *Asst. Sect'y

                        GRANITE CONSTRUCTION INCORPORATED
                                SCHEDULE 6.11(c)

LEASES:           (GCC AS LESSEE)
---------------------------------
                                                                                                Annual
        Lessor                                Description                  Maturity             Payments
--------------------------------------------------------------------------------------------------------
Arizona State Labor Department          Pit                                01/31/00             21,318
Associates                              Construction Equipment             04/30/99             15,921
Associates                              Construction Equipment             04/30/99            276,500
Associates                              Construction Equipment             12/31/00            343,243
Associates                              Construction Equipment             04/30/00            141,504
Associates                              Construction Equipment             06/30/00             28,188
Associates                              Construction Equipment             09/30/00            145,152
Associates                              Construction Equipment             03/31/00             29,028
Associates                              Construction Equipment             12/31/00            203,310
Associates                              Construction Equipment             07/31/00             27,076
Associates                              Construction Equipment             09/30/01             24,356
Associates                              Construction Equipment             01/31/02             91,980
Associates                              Construction Equipment             04/30/00            112,574
Centerpoint Plaza                       Office Building                    05/30/99             25,000
Chemical Lime Company of Arizona        Plant Property                     10/31/07            633,333
Chevron USA Inc.                        Pit                                Monthly               2,400
Crawford                                Pit                                12/31/99             40,000
French, Warren R., and Mabel L.         Office Building                    04/30/03              5,760
GE Capital Modular Space                Office Building                    11/30/01              7,260
Gibbons Realty Company                  Building                           05/08/05             30,000
Granite Rock Company                    Office & Yard                      12/31/00            177,440
Hansen, Clarence & Sinnott              Quarry Property                    07/31/99             29,167
Harper Contracting Inc.                 Quarry Property                    04/06/03            144,000
IBM Credit Corporation                  Computer Hardware                  01/01/00            241,740
I. Christensen & Bruno Benna            Office Building                    03/31/99              3,750
Jackling Aggregate Limited              Pit                                12/31/05             72,000
Julia C. Matthews                       Pit                                Monthly              24,000
Komatsu Equipment Co.                   Construction Equipment             04/30/00            261,008
Kern Front Oil Company                  Pit                                Monthly               1,200
Little Rock Sand & Gravel               Pit                                04/30/01            173,472
L.R. Peterson and E.W. McGah            Pit                                01/02/06             75,000
Maria Bazzi                             Pit                                12/31/00             62,783
Meredit, Parker, Key, Bath              Pit                                12/31/03            283,755
M.L. Hillcock & B.C. Hillcock           Pit                                01/31/01             14,188
Parc Center                             Office Building                    11/30/00            271,969
Pebble Beach Corporation                Pit                                12/31/00             22,000
Rae Barker Trust                        Pit                                12/31/01              2,000
R. Jay Deserpa Company                  Yard                               12/31/08             12,000
Recupido, Fredrick                      Office Building                    11/30/03             20,000
Sister Margaret Patricia McCarran       Plant Property                     12/31/00             10,000
Sopori Land & Cattle Company            Quarry Property                    08/31/01             13,500
Standard Hill Mining Company            Pit                                02/28/03             18,000
Tejon Ranch Company                     Plant Property                     10/31/99             20,000
Topo Ranch (Singleton Group)            Pit                                06/30/07             22,500
Walker Development                      Pit                                12/31/09             75,000
Wells Family Members                    Pit                                12/31/01             25,000
Westem Pacific Railroad Co.             Pit                                06/01/01             50,000
Woodland - Reiff                        Pit                                05/31/03              2,000
Woodland - Schneegas                    Pit                                05/31/03                750
------------------------------------------------------------------------------------------------------
                                                                                            $4,332,125

                        GRANITE CONSTRUCTION INCORPORATED
                                SCHEDULE 6.11(c)

LEASES:           (DESERT AGGREGATES AS LESSEE)
----------------------------------------------------------------------------------------------------
Raymond J. Fanchon/L. Muller                  Pit                              03/07/16     24,000
William Barry Shannon                         Pit                              02/29/96      7,200
----------------------------------------------------------------------------------------------------
                                                                                           $31,200

LEASES:           (BRC AS LESSEE)
----------------------------------------------------------------------------------------------------
SCACH, Inc.                                   Office Building                  03/01/02     32,136
Associate Leasing                             Construction Equipment           09/30/99     30,640
----------------------------------------------------------------------------------------------------
                                                                                           $62,776

LEASES:           (PPC AS LESSEE)
----------------------------------------------------------------------------------------------------
S W Souvall Company                           Office Building                  6/30/99       5,871
----------------------------------------------------------------------------------------------------
                                                                                            $5,871

DIVIDENDS:        (GCI OBLIGATION)                                           MATURITY     AMOUNT
----------------------------------------------------------------------------------------------------
Second Quarter 1999 $.07 dividend
declared for holders of record as of June 30,1999 (approximately)            07/16/99   $1,902,950
----------------------------------------------------------------------------------------------------

LETTERS OF CREDIT:
----------------------------------------------------------------------------------------------------
                   BENEFICIARY              TYPE        SECURED     LENDER     MATURITY      AMOUNT
----------------------------------------------------------------------------------------------------
Chase Bank of Texas (Camino Columbia)    Performance       N        B of A     05/26/00   10,016,400
Worker=s Compensation (GCC)              Performance       N        B of A       OPEN      2,334,343
Granite SR91 L.P. (SR91 Corp. & GCI)     Performance       N        B of A     07/14/00    2,044,461
----------------------------------------------------------------------------------------------------
                                                                                         $14,395,204
                                                                                         -----------
                                                                                         $20,730,126
                                                                                         -----------

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 6.12
                              ENVIRONMENTAL MATTERS

Granite Construction in the normal course of business utilizes petroleum (hydrocarbon) products which may be considered hazardous materials when encountered at regulatory levels established by the Federal EPA or the Regional State EPA. The utilization of these asphalt products, diesel, and gasoline over the years of operations have the potential of creating exposure to environmental clean up requirements. All underground tanks meet current requirements. There is no pending government ordered clean up requirements. However, the following represents estimates based on construction industry housekeeping practices as encountered during our normal course of business. Except as indicated with an "*", these costs do not represent actual identified exposures.

-------------------------------------------------------------------------------------------------------
        LOCATIONS                                       DESCRIPTION                           AMOUNT
-------------------------------------------------------------------------------------------------------
Arvin, CA                                Asphalt Batch Plant                                  100,000
Arvin, CA                                Surface Spills                                        50,000
Bakersfield, CA                          Surface Spills                                       100,000
Bakersfield, CA                          Diesel Aboveground Storage Tanks                      25,000
Bakersfield, CA                          Asphalt Batch Plant                                  100,000
Coalinga, CA                             Asphalt Batch Plant                                   50,000
Felton, Ca                               Asphalt Batch plant                                  200,000
French Camp, CA                          Diesel/Gasoline Underground Storage Tanks             10,000
Gardnerville, NV                         Surface Spills                                        25,000
Gardnerville, NV                         Asphalt Batch Plant                                   50,000
lndio, CA                                Massey Shop/Smitty's Garage Cleanup                   50,000
Palmdale, CA                             Surface Spills                                        10,000
Palmdale, CA                             Asphalt Batch Plant                                   50,000
Patrick, NV                              Asphalt Batch Plant                                   75,000
Patrick, NV                              Surface Spills                                        50,000
Sacramento, CA                           Diesel/Gasoline Underground Storage Tanks             50,000
Sacramento, CA                           Asphalt Batch Plant                                  300,000
Sacramento, CA                           Surface Spills                                       200,000
Sacramento, CA                           Diesel Aboveground Storage Tanks                      50,000
Sacramento, CA                           Shop Area Cleanup                                     50,000
Salinas, CA                              Surface Spills                                       250,000
Santa Barbara, CA                        Surface Spills                                       200,000
Santa Barbara, CA                        Asphalt Batch Plant                                   50,000
Santa Cruz, CA                           Santa Cruz Yard Cleanup                              250,000
Sparks, NV                               Diesel/Gasoline Underground Storage Tanks            100,000
Tracy, CA                                Asphalt Batch Plant                                   75,000
Tracy, CA                                Surface Spills                                        25,000
Tucson, AZ                               Surface Spills                                        25,000
Watsonville, CA                          Surface Spills                                        50,000
Webb, UT                                 * Asphalt Batch Plant                              1,400,000
Whitehall, UT                            * Asphalt Batch Plant                                 55,000
Salt Lake City, UT                       * Concrete Batch Plant                               250,000
Salt Lake County, UT                     * Surface Spills                                      30,000
Weber County, UT (Ogden)                 * Surface Spills                                     100,000
Salt Lake County, UT (CPC)               * Aggregate and smelter site                       1,250,000
Cahoon, UT                               * Surface Spills                                     100,000
Fireclay Battery, UT                     * Surface Spills                                      25,000
-------------------------------------------------------------------------------------------------------
                                                                                           $5,830,000
-------------------------------------------------------------------------------------------------------

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 6.18
                       SUBSIDIARIES AND EQUITY INVESTMENTS

-------------------------------------------------------------------------------------------------------

          COMPANY                            DESCRIPTIONS              QUANTITY      INVESTMENT MARKET
                                                                                        VALUE 05/31/99
-------------------------------------------------------------------------------------------------------
Perini Corporation                           Common Stock               100 shares            2,879
Calmat Company                               Common Stock               100 shares            2,384
Cascade Corporation                          Common Stock               100 shares            2,812
TIC Holdings                                 Minority Interest      257,126 Shares       27,986,746
CPTC L.P./SR9l L.P.                          Joint Venture                                  326,332
Waters Ridge II                              LLP                                          1,344,803
Waters Ridge  (Phase II)                     LLP                                          5,048,533
Granite Regional Park                        LLP                                          1,611,066
Kiewit/Granite (TCA)                         Joint Venture                                  365,611
Kiewit/Granite (KG Leasing)                  Joint Venture                                3,040,899
Kiewit/Granite/MK (Wasatch)                  Joint Venture                                2,249,343
Kiewit/Granite/MK (KGW Leasing)              Joint Venture                                7,887,973
Kiewit/Granite (E. Dam)                      Joint Venture                                2,034,448
Yonkers/Granite(Atlantic City)               Joint Venture                                5,549,834
Western Summit/TIC/Granite (UTOY)            Joint Venture                                  291,582
WS/TICGranite (UTOY Leasing)                 Joint Venture                                  326,405
Granite/Kiewit(Tongue River)                 Joint Venture                                   66,967
Granite/Sundt(ADOT)                          Joint Venture                                   23,679
Kiewit/Granite/MK(UTA)                       Joint Venture                                  115,000
-------------------------------------------------------------------------------------------------------
                                                                                        $58,277,296
-------------------------------------------------------------------------------------------------------

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 8.04
                                INVESTMENT POLICY

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                            EFFECTIVE: JANUARY 1, 1999
                              Revised: June 30, 1999

PURPOSE

Within the spectrum of activities of this Corporation, it is necessary to provide a framework for the regular and continuous management of its investment funds. Short term and intermediate term investments provide earnings on excess cash while maintaining liquidity and working funds for the present and future operations.

INVESTMENT OBJECTIVES

In order to provide control of all investments and cash, the Corporation has established the following objectives regarding its investment policy:

- Safety - the primary objective of the investment activities of the Corporation is protection of capital. Each investment transaction shall seek to first ensure that capital losses are avoided, whether they are from securities defaults or erosion of market value.

- Liquidity - the investment portfolio must be structured in a manner that will provide sufficient liquidity to pay the obligations of the Corporation. Any excess cash above the aforementioned requirements may be invested in instruments with longer maturity.

- Diversification - the investment activity must ensure diversification of investments that minimizes risk exposure to any one security and/or issuer.

- Investment Return - the Corporation seeks to maximize the return on all investments within the constraints of safety and liquidity.

DURATION

The duration of the portfolio including escrows and deposits shall be consistent with the cash needs as determined by the cash forecast. Cash investments are restricted to the average duration of one (1) year from date of settlement. Any investments with longer maturity than one year must be invested in instruments issued by, guaranteed by, or insured by the U.S. Government or any of its agencies. The average portfolio duration of escrows and deposit agreements shall not exceed five (5) years.

Short-term investments shall be defined as instruments maturing in ninety-one
(91) days or more.

MARKETABILITY

Holdings should be of sufficient size and held in issues which are traded actively (except time deposits, loan participation, and master notes) to facilitate transactions at a minimum cost and accurate market valuations.

TRADING

The following individuals are authorized traders:

         Roxane C. Allbritton, Vice President/Treasurer
         Jigisha Desai, Cash Manager
         Mary McCann-Jenni, Controller

Any individual transaction conforming to the policy set forth herein or, any transaction of an Investment Manager not conforming to the respective Investment Manager's policy shall be approved by one of the following officers or, any transaction not conforming to the policy set forth herein must be approved by any two of the following officers:

D.H. Watts                              W.E. Barton
W.G. Dorey                              M.E. Boitano

DEALERS AND BANKS FOR TRADING

The following institutions are authorized dealers:

         BA Securities
         ING Baring Furman Selz
         Lehman Brothers
         Merrill Lynch
         Salomon Smith Barney

All purchased investments will be delivered to Bank of New York for safekeeping and paid for upon receipt.

SAFEKEEPING

The banks designated as safekeeping depositories in order of choice are:

         Bank of America, Glendale, CA (Wentworth, Hauser & Violich) Bank of New York (BNY Western Trust Company)

Each financial institution must provide timely confirmation/safekeeping receipts on all investment transactions and provide monthly transaction reports.

ESCROW

Escrows in lieu of retention are allowed at the following:

         Bank of America (formerly Nations Bank, Texas)*
         Bank One, Arizona*
         Merrill Lynch Trust Company
         Nevada Highway Fund (State of Nevada Treasury)*
         SunTrust Bank, Georgia*
         Union Bank of California
         US Trust of California
         Zions Bank, Utah*                  *Required by Owner

The types of investments will be guided by the terms of the escrow, but in all cases the investment will be governed by the investment policy. *Required by Owner.

Banks not listed, but required by escrow agreement, will also be acceptable.

REPORTING

- Daily - An investment transaction sheet, sequentially numbered will be processed for approval by an authorized offer.

- Weekly and Monthly - A portfolio will be provided to the President, Chief Financial Officer and all traders.

- For FASB 115 purposes, the Corporation classifies all fixed income investments as "Held to Maturity."

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                            EFFECTIVE: JANUARY 1,1999

-----------------------------------------------------------------------------------------------------------------------------------
          ELIGIBLE INVESTMENTS                    MINIMUM CREDIT QUALITY                   CONCENTRATION            CONCENTRATION
                                                                                                 BY                       BY
                                                                                               ISSUER                 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. Government         N/A                                    No Maximum                       No Maximum
limited to:
U. S. Treasury Bills/Bonds/Notes
--------------------------------------------------------------------------------------------------------------------------------
Obligations of agencies of the U.S.                                                  $1,000,000 or 10% of total            25%
Government limited to:                        N/A                                    portfolio (whichever is
Federal Farm Credit Bank                                                             greater)
Federal Home Loan Bank
Federal Home Loan Mortgage Corp.
Federal National Mortgage Association
Student Loan Marketing Association
--------------------------------------------------------------------------------------------------------------------------------
Obligations collateralized by U.S.            Fully collateralized by U.S.           $1,000,000 or 10% of total            25%
Government securities limited to:             Gov't and Agency securities            portfolio (whichever is
Repurchase Agreements                         included in these guidelines.          greater)
Reverse Repurchase Agreements                 Collateral value plus accrued
                                              interest must exceed and be
                                              maintained at level exceeding
                                              value of agreement.
--------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. owned              Limited to Top 25 U.S. Banks by        $1,000,000 or 10% of total            50%
domestic commercial banks limited to:         deposit and assets. Short-Term         portfolio (whichever is
Banker's Acceptance                           rating of A-1/P-1, or Long-Term        greater)
Certificate of Deposit                        rating of AAA/NR or AA/Aa (at
                                              the time of purchase)
--------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. bank               Limited to Top 25 U.S. Banks by        $1,000,000 or 10% of total            40%
subsidiaries of Non U.S. Bank limited to:     deposit and assets. Short-Term         portfolio (whichever is
Yankee Banker's Acceptance                    rating of A-1/P-1, or Long-Term        greater)
Yankee Certificates of Deposit                rating of AAA/NR or AA/Aa (at
(all securities U. S. dollar denominated)     the time of purchase)
--------------------------------------------------------------------------------------------------------------------------------
Obligations of major U.S. corporations        Any TWO of three rating                $1,000,000 or 10% of total            50%
and U.S. holding companies limited to:        services: A-1/P-1/D-1 S&P,             portfolio (whichever is
Commercial Paper                              Moody's, Duff & Phelps (at the         greater)
                                              time of purchase)
--------------------------------------------------------------------------------------------------------------------------------
Loan Participation                            Same as commercial paper credit        $1,000,000 or 10% of total            25%
Master Notes                                  quality requirements                   portfolio (whichever is
                                                                                     greater)
--------------------------------------------------------------------------------------------------------------------------------
Money Market Funds                            Any TWO of three rating                $1,000,000 or 10% of total            50%
                                              services: AAAm/Aaa/AAA S&P,            portfolio (whichever is
                                              Moody's, Duff & Phelps (at the         greater)
                                              time of purchase)
--------------------------------------------------------------------------------------------------------------------------------
Taxexempt investments limited to:             S&P: A-1, AA or better, Sp-1           $1,000,000 or 10% of total            25%
Commercial Paper                              AND Moody's: P-1, Aa or better,        portfolio (whichever is
Floating Rate Put Bonds                       VMIG-1                                 greater)
Floating Rate Put Notes
Municipal Notes
Municipal Bonds
--------------------------------------------------------------------------------------------------------------------------------

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 8.06
                             CONTINGENT OBLIGATIONS

Granite Construction Company has a $50.1MM design-build contract to construct the Camino Columbia Toll Road near Laredo, Texas. (GCl as a Guarantor)

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 8.18
                                  INDEBTEDNESS

-------------------------------------------------------------------------------------------------------
           LENDER                         TYPE            SECURED   INTEREST     MATURITY      BALANCE
                                                            Y/N       RATE                    05/31/99
-------------------------------------------------------------------------------------------------------
Raymond Flaschbarth (GOC)            Land Acquisition        N        8.00%       06/30/00      260,000
C.B. Concrete Company, Inc. (GCC)    Acquisition             N        6.50%       04/14/02    2,055,564
Rosemary's Mountain (GCC)            Land Acquisition        N        8.82%         Open      1,700,000
Glendale Property (GCC)              Land Acquisition        N        6.50%       12/31/07    1,732.736
Scach, Inc (BRC)                     Acquisition             N        6.50%       04/14/02      178,833
-------------------------------------------------------------------------------------------------------
                                                                                             $5,927,133
                                                                                             ==========

 NOTE:   PLEASE SEE SCHEDULE 6.11(c) FOR CAPITALIZED LEASES.